UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05549

Reynolds Funds, Inc.
 (Exact name of registrant as specified in charter)

c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Frederick L. Reynolds
Reynolds Capital Management, LLC
3565 South Las Vegas Blvd., #403
Las Vegas, NV 89109
 (Name and address of agent for service)

(415) 265-7167
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2016

Date of reporting period:  March 31, 2016

Item 1. Reports to Stockholders.

SEMIANNUAL REPORT
March 31, 2016

A No-Load Mutual Fund

1-800-773-9665
www.reynoldsfunds.com

May 27, 2016

Dear Fellow Shareholders:

Reynolds Blue Chip Growth Fund’s 27th Anniversary
The Reynolds Blue Chip Growth Fund celebrated its 27th Anniversary last summer. It began operations on August 12, 1988.

Performance Highlights (March 31, 2016)
The annualized average total returns of the Reynolds Blue Chip Growth Fund and S&P 500 Index for the 1-year, 5-year, and 10-year periods through March 31, 2016 were:

	Average Annual Total Returns
	1 Year	5 Year	10 Year
Reynolds Blue Chip Growth Fund	-7.16%	5.97%	9.37%
The Standard & Poor’s 500 Index(1)	1.78%	11.58%	7.01%

(1)
The Standard & Poor’s 500 Index (“S&P”) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

____________

As stated in the Prospectus dated January 31, 2016 the expense ratio of the Fund is 1.71%.
____________

Web Site
Our website is reynoldsfunds.com. At our website you can access current information about your investment holdings. You must first request a personal identification number (PIN) by calling our shareholder service representatives at 1-800-773-9665. You will be able to view your account list, account detail (including balances), transaction history, distributions, and the current Reynolds Blue Chip Growth Fund net asset value. Additional information available (PIN not needed) includes quarterly updates of the returns of the Blue Chip Fund, top ten holdings, industry percentages, and news articles regarding the Fund. Detailed statistics and graphs of past performances from Morningstar are also available via a link on the Fund’s website.

Investment Strategy
We believe that many stocks are currently selling at attractive valuations based on historical valuation measures.  One of these valuation measures is a company’s price earnings ratio (the “PE ratio”) relative to inflation, interest rates and the economic outlook. Another valuation measure is a company’s PE ratio relative to its forecasted earnings growth rate (the “PEG ratio”). Many stocks of high quality companies are currently selling at PE ratios and PEG ratios below their average historical ranges relative to inflation, interest rates and the economic outlook.

The U.S. Economy
The U.S. economic recovery that started in mid-2009 has continued so far in 2016. The U.S. economic recovery has been affected by a number of secular factors that are continuing to alter the pace and composition of growth. The U.S. economy in 2016 has been affected by greater prudence and less speculation in lending, low inflation and a higher savings rate. Although the U.S. economy is growing, it is growing at a lower than ideal rate. Currently, unemployment is around 5.0%. U.S. Gross Domestic Product (GDP) increased 2.4% in 2015, 2.4% in 2014, 1.5% in 2013 and 2.3% in 2012. GDP increased at an estimated inflation-adjusted annual rate of 0.5% in the quarter ended March 31, 2016. GDP is estimated to increase at an inflation-adjusted annual rate of 1.4% in the quarter ended June 30, 2016. GDP is forecast to increase 1.6% for the year ended December 31, 2016. For 2016, the outlook remains for slower than ideal growth, accompanied by somewhat higher than normal unemployment, low inflation and low interest rates.

U.S. inflation numbers have been helped in the last few years by global competition and technology innovations that are helping to lower production and distribution costs.  Inflation, as measured by the Consumer Price Index, increased 0.1% in 2015, 1.6% in 2014, 1.5% in 2013 and 2.1% in 2012. U.S. inflation increased at a 1.1% rate in the first quarter of 2016. U.S. inflation is estimated to increase at a 0.9% rate in the quarter ending June 30, 2016. U.S. inflation is forecast to increase 1.3% for the year ended December 31, 2016.

There are some current and potential economic and investment negatives at the present time: (1) worldwide economic growth continues at a slower than ideal rate; (2) growth in Brazil, Japan and Russia has been weak; (3) the U.S. economy grew at a slower than expected rate in the last two quarters; (4) although continuing to improve, unemployment at 5.0% is higher than ideal; (5) mortgage rates are low, but mortgage credit is still somewhat tight; (6) capital spending has been weak; (7) the manufacturing sector remains mixed; (8) the recent payroll report was weaker than expected; (9) a widening disparity between higher and lower income levels; (10) productivity remains weak; (11) the possibility of Great Britain leaving the European Union is causing some uncertainty; and (12) problems with the Middle East and other parts of the world.

Some current and potential economic and investment positives are: (1) monetary policy and financial conditions generally are very supportive of growth; (2) the U.S. economy has grown in the last twenty-six quarters and growth should continue in 2016; (3) the rise in residential property values and in stock market prices has added to net worth and households have strengthened their balance sheets; (4) unemployment is currently at 5.0%, the lowest in more than seven years and the labor market continues to tighten; (5) although the Federal Reserve probably will be raising interest rates sometime in the next six months, interest rates will still be very low by historical standards; (6) gasoline prices remain low; (7) there has been an increase in the willingness of companies to commit capital as evidenced by the increase in merger and acquisition activity; (8) businesses have been able to use the credit markets to strengthen their balance sheets; (9) many companies are repurchasing their shares; (10) current valuations of many stocks are below the midpoint of the historical average taking into consideration inflation and interest rates; (11) the U.S. economy currently has better fundamentals than the economies of most other industrialized countries; (12) many central banks worldwide continue with monetary stimulus to boost growth; and (13) worldwide economic growth does not appear to be strong enough to lead to a significant rise in global inflationary pressures.

The World Economy
The global economic recovery that started in mid-2009 is continuing in 2016, although at a low rate. The world economy is forecast to increase 2.5% in 2016 after increasing 2.8% in 2015, 2.7% in 2014, 3.0% in 2013 and 2.7% in 2012.

The Eurozone’s GDP is forecast to increase 1.7% in 2016, after increasing 1.5% in 2015, 0.9% in 2014, and decreasing -0.4% in 2013 and -0.5% in 2012.  The United Kingdom’s GDP is forecast to increase 1.7% in 2016 after increasing 2.3% in 2015, 2.8% in 2014, 1.7% in 2013 and 0.3% in 2012.

Among larger industrialized economies, Canada’s GDP is forecast to increase 1.2% in 2016 after increasing 1.9% in 2015, 2.5% in 2014, 2.0% in 2013 and 1.8% in 2012.  Japan’s GDP is forecast to be 0.0% in 2016 after increasing 0.5% in 2015, decreasing -0.1% in 2014, and increasing 1.5% in 2013 and 1.9% in 2012. Korea’s GDP is forecast to increase 2.6% in 2016 after increasing 2.6% in 2015, 3.3% in 2014, 3.0% in 2013 and 2.0% in 2012.

The biggest developing economies are many times referred to as the “BRIC” economy, which is short for Brazil, Russia, India, and China. China currently has the second strongest growth among “developing economies.” It is also currently the world’s second fastest growing major economy. China’s population is approximately 18% of the world’s total population of approximately 7.3 billion.  In the second quarter of 2010, China overtook Japan and became the world’s second largest economy after the U.S. Many economists believe that China has a particularly good long-term outlook. Near term, however, there have been cross currents in China’s economic outlook and growth has been slowing, although economic growth is at a high rate. China’s GDP is forecast to increase 6.4% in 2016 after increasing 6.9% in 2015, 7.4% in 2014, 7.1% in 2013 and 7.7% in 2012.

India’s population is approximately 17% of the world’s population. India currently has the fastest growth among “developing economies” and it currently is the world’s fastest growing major economy. India’s GDP is forecast to increase 7.5% in 2016 after increasing 7.2 % in 2015, 6.9% in 2014, 4.6% in 2013 and 5.0% in 2012.

Brazil is Latin America’s biggest economy. GDP is forecast to decrease -4.0% in 2016, after decreasing -3.9% in 2015, and increasing 0.1% in 2014, 2.3% in 2013 and 0.9% in 2012.  Russia’s GDP is forecast to decrease -0.6% in 2016 after decreasing -3.7% in 2015, and increasing 0.7% in 2014, 1.0% in 2013 and 3.4% in 2012.

Opportunistic Investing in Companies of Various Sizes and Diversified Among Various Industries
The Reynolds Blue Chip Growth Fund usually invests in companies of various sizes as classified by their market capitalizations. A company’s market capitalization is calculated by taking the number of shares the company has outstanding multiplied by its current market price. Other considerations in selecting companies for the Fund include revenue growth rates, product innovations, financial strength, management’s knowledge and experience, plus the overall economic and geopolitical environments and interest rates. The Fund’s investments are diversified among various industries.

The long-term strategy of the Reynolds Blue Chip Growth Fund is to emphasize investment in worldwide “blue chip” growth companies. These companies are defined as companies with a minimum market capitalization of U.S. $1 billion. In the long-term, these companies build value as their earnings grow. This growth in value should ultimately be recognized in higher stock prices for these companies.

Industry Sectors(1) as of March 31, 2016

(1)
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC. GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Low Long-Term Interest Rates by Historical Standards are a Significant Positive for Stock Valuations
Long-term interest rates remain near historically low levels. Low long-term interest rates usually result in higher stock valuations for many reasons including:

(1)	Long-term borrowing costs of corporations are lower resulting in higher business confidence and profits.

(2)	Long-term borrowing costs of individuals are lower which increases consumer confidence and spending.

(3)	A company’s stock is usually valued by placing a present value on that company’s future stream of earnings and dividends. The present value is higher when interest and inflation rates are low.

Linked Money Market Fund
The First American Treasury Obligations Fund is a money market fund offered by an affiliate of our transfer agent, U.S. Bancorp Fund Services, LLC. The First American Treasury Obligations Fund is offered as a money market alternative to our shareholders. The First American Treasury Obligations Fund offers many free shareholder conveniences including automatic investment and withdrawal plans and check writing access to your funds and is linked to your holdings in the Reynolds Blue Chip Growth Fund.  The First American Treasury Obligations Fund is also included on your quarterly statements.

Information about the Reynolds Blue Chip Growth Fund and the First American Treasury Obligations Fund
Reynoldsfunds.com website:  You can access current information about your investment holdings via our website, reynoldsfunds.com. You will be able to view your account list, account detail (including balances), transaction history, distributions, and the current Reynolds Blue Chip Growth Fund net asset value. Additional information available (PIN not needed) includes quarterly updates of the returns of the Blue Chip Fund, top ten holdings, industry percentages, and news articles regarding the Fund. Detailed statistics and graphs of past performances from Morningstar are also available via a link on the Fund’s website.

For automatic current daily net asset values:  Call 1-800-773-9665 (1-800-7REYNOLDS) twenty-four hours a day, seven days a week and press “any key” then “1”. The updated current net asset value for the Blue Chip Fund is usually available each business day after 5 P.M. (PST).

For the Reynolds Blue Chip Growth Fund shareholders to automatically access their current account information: Call 1-800-773-9665 (twenty-four hours a day, seven days a week), press “any key” then “2” and enter your 16 digit account number which appears at the top right of your statement.

To speak to a Fund representative regarding the current daily net asset value, current account information and any other questions:  Call 1-800-773-9665 and press “0” from 6 A.M. to 5 P.M. (PST).

Shareholder statement frequency:  Consolidated statements summarizing the Blue Chip Fund and First American Treasury Obligations Fund accounts held by a shareholder are sent quarterly. In addition, individual Blue Chip Fund statements are sent whenever a transaction occurs. These transactions are: (1) statements are sent for the Blue Chip Fund or First American Treasury Obligations Fund when a shareholder purchases or redeems shares; (2) Blue Chip Fund statements are sent if, and when, any ordinary income or capital gains are distributed.

Tax reporting:  Individual 1099 forms, which summarize any dividend income and any long- or short-term capital gains, are sent annually to shareholders each January. The percentage of income earned from various government securities, if any, for the Blue Chip Fund and the First American Treasury Obligations Fund are also reported in January.

Minimum investment:  $1,000 for regular and retirement accounts ($100 for additional investments for all accounts – except for the Automatic Investment Plan, which is $50 for regular and retirement plan accounts).

Retirement plans:  All types are offered including Traditional IRA, Roth IRA, Coverdell Education Savings Account, SIMPLE IRA Plan, and SEP IRA.

Automatic Investment Plan:  There is no charge to automatically debit your checking account to invest in the Blue Chip Fund or the First American Treasury Obligations Fund ($50 minimum for either of these Funds) at periodic intervals to make automatic purchases in either of these Funds.  This is useful for dollar cost averaging for the Blue Chip Fund.

Systematic Withdrawal Plan:  For shareholders with a $10,000 minimum starting balance, there is no charge to automatically redeem shares ($100 minimum) in the Blue Chip Fund or the First American Treasury Obligations Fund as often as monthly and send a check to you or transfer funds to your bank account.

Free Check Writing:  Free check writing ($100 minimum) is offered for accounts invested in the First American Treasury Obligations Fund.

Exchanges or regular redemptions between the Blue Chip Fund and the First American Treasury Obligations Fund:  As often as desired – no charge.

NASDAQ symbols:  Reynolds Blue Chip Growth Fund – RBCGX and First American Treasury Obligations Fund – FATXX.

Portfolio Manager:  Frederick Reynolds is the portfolio manager of the Reynolds Blue Chip Growth Fund. He has been the portfolio manager of the Fund since its inception in 1988.

The Reynolds Blue Chip Growth Fund and the First American Treasury Obligations Fund are No-Load:  No front-end sales commissions or deferred sales charges (“loads”) are charged. Some mutual funds impose these marketing charges that are ultimately paid by the shareholder. These marketing charges are either: (1) a front-end fee or “load” in which up to 5% of a shareholder’s assets are deducted from the original investment (some funds even charge a fee when a shareholder reinvests capital gains or dividends); or (2) a back-end penalty fee or “load” which is typically deducted from a shareholder’s account if a shareholder redeems within five years of the original investment. These fees reduce a shareholder’s return. The Reynolds Blue Chip Fund and the First American Treasury Obligations Fund are No-Load as they do not have these extra charges.

We appreciate your continued confidence in the Reynolds Blue Chip Growth Fund and would like to welcome our new shareholders.  We look forward to strong results in the future.

Sincerely,

Frederick L. Reynolds
President
____________

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Reynolds Blue Chip Growth Fund unless accompanied or preceded by the Fund’s current prospectus.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by visiting www.reynoldsfunds.com or by calling 1-800-773-9665.

Investors in the Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

Market Risk – The prices of the stocks in which the Fund invests may decline for a number of reasons. These reasons include factors that are specific to one or more stocks in which the Fund invests as well as factors that affect the equity securities markets generally. The price declines may be steep, sudden and/or prolonged.

Growth Investing Risk – The investment adviser may be wrong in its assessment of a company’s potential for growth and the growth stocks the Fund holds may not grow as the investment adviser anticipates. Finally, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

Smaller and Medium Capitalization Companies Risk – The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Foreign Securities Risk – The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and different accounting methods.

Additional risks associated with investing in the Fund are as follows: Technology Companies Risk, Consumer Discretionary Companies Risk, and Portfolio Turnover Risk. For details regarding these risks, please refer to the Fund’s Prospectus or Summary Prospectus dated January 31, 2015.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 773-9665 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.reynoldsfunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Distributed by Rafferty Capital Markets, LLC

Reynolds Blue Chip Growth Fund
EXPENSE EXAMPLE
(Unaudited)

As a shareholder of the Reynolds Blue Chip Growth Fund, you do not incur (except as described below) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees, but do incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015 through March 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bancorp Fund Services, LLC charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/01/15	Value 3/31/16	Period* 10/01/15-3/31/16
Reynolds Blue Chip Growth Fund Actual	$1,000.00	$ 987.20	$8.99
Hypothetical (5% return before expenses)	$1,000.00	$1,015.95	$9.12

*
Expenses are equal to the Fund’s annualized expense ratio of 1.81% multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period between October 1, 2015 and March 31, 2016).

Reynolds Blue Chip Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016 (Unaudited)

ASSETS:
Investments in securities, at value (cost $73,268,270)	$86,629,249
Cash	22,205,487
Receivable from investments sold	378,173
Dividends receivable	50,729
Prepaid expenses	35,235
Receivable from shareholders for purchases	945
Total assets	109,299,818
LIABILITIES:
Payable for investments purchased	11,062,059
Payable to shareholders for redemptions	1,377,090
Payable to adviser for management fees	82,398
Payable for distribution expenses	18,340
Other liabilities	111,046
Total liabilities	12,650,933
NET ASSETS	$96,648,885
NET ASSETS CONSIST OF:
Capital Stock, $0.01 par value; 40,000,000 shares authorized; 1,833,367 shares outstanding	$81,821,086
Net unrealized appreciation on investments	13,360,979
Accumulated undistributed net realized gain on investments	2,778,589
Accumulated net investment loss	(1,311,769)
Net assets	$96,648,885
CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share ($96,648,885 ÷ 1,833,367 shares outstanding)	$52.72

SCHEDULE OF INVESTMENTS
March 31, 2016 (Unaudited)

Shares		Value
LONG-TERM INVESTMENTS — 89.6% (a)
COMMON STOCKS — 88.2% (a)
	Aerospace & Defense — 1.9%
1,000	American Science and Engineering, Inc.	$27,690
1,700	B/E Aerospace, Inc.	78,404
2,800	The Boeing Company	355,432
2,000	General Dynamics Corporation	262,740
2,200	Honeywell International, Inc.	246,510
400	L-3 Communications Holdings, Inc.	47,400
300	Lockheed Martin Corporation	66,450
400	National Presto Industries, Inc.	33,496
1,500	Northrop Grumman Corporation	296,850
900	Raytheon Company	110,367
900	Spirit AeroSystems
	Holdings, Inc., Class A*	40,824
300	TransDigm Group, Inc.*	66,102
2,000	United Technologies Corporation	200,200
		1,832,465
	Air Freight & Logistics — 0.9%
1,100	C.H. Robinson Worldwide, Inc.	81,653
1,500	Expeditors International of Washington, Inc.	73,215
3,200	FedEx Corporation	520,704
1,900	United Parcel Service, Inc., Class B	200,393
		875,965

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2016 (Unaudited)

Shares		Value
LONG-TERM INVESTMENTS — 89.6% (a) (Continued)
COMMON STOCKS — 88.2% (a) (Continued)
	Airlines — 1.5%
1,600	Alaska Air Group, Inc.	$131,232
2,000	Allegiant Travel Company	356,120
11,900	Hawaiian Holdings, Inc.*	561,561
1,800	JetBlue Airways Corporation*	38,016
500	Ryanair Holdings plc - SP-ADR	42,910
3,700	Southwest Airlines Company	165,760
1,800	Spirit Airlines, Inc.*	86,364
700	United Continental Holdings, Inc.*	41,902
1,000	Virgin America, Inc.*	38,560
		1,462,425
	Auto Components — 0.2%
1,900	BorgWarner, Inc.	72,960
1,200	Johnson Controls, Inc.	46,764
600	Lear Corporation	66,702
		186,426
	Automobiles — 1.9%
2,300	General Motors Company	72,289
1,400	Harley-Davidson, Inc.	71,862
1,200	Honda Motor Company, Ltd. - SP-ADR	32,808
3,800	Tata Motors, Ltd. - SP-ADR*	110,390
6,400	Tesla Motors, Inc.*	1,470,528
400	Toyota Motor Corporation - SP-ADR	42,528
		1,800,405
	Banks — 0.6%
6,300	Bank of America Corporation	85,176
600	Bank of Hawaii Corporation	40,968
2,100	JPMorgan Chase & Company	124,362
900	SunTrust Banks, Inc.	32,472
500	SVB Financial Group*	51,025
1,500	U.S. Bancorp	60,885
4,000	Wells Fargo & Company	193,440
		588,328
	Beverages — 2.7%
900	Anheuser-Busch InBev N.V. - SP-ADR	112,194
200	The Boston Beer Company, Inc., Class A*	37,014
1,200	Coca-Cola Bottling Company Consolidated	191,712
20,100	The Coca-Cola Company	932,439
500	Coca-Cola Femsa, S.A.B. de C.V. - SP-ADR	41,525
700	Constellation Brands, Inc., Class A	105,763
400	Diageo plc - SP-ADR	43,148
3,000	Dr Pepper Snapple Group, Inc.	268,260
1,500	Molson Coors Brewing
	Company, Class B	144,270
500	Monster Beverage Corporation*	66,690
6,900	PepsiCo, Inc.	707,112
		2,650,127
	Biotechnology — 1.8%
2,100	ACADIA Pharmaceuticals, Inc.*	58,716
200	Achillion Pharmaceuticals, Inc.*	1,544
1,200	Alder Biopharmaceuticals, Inc.*	29,388
200	Alexion Pharmaceuticals, Inc.*	27,844
600	Alnylam Pharmaceuticals, Inc.*	37,662
400	Amgen, Inc.	59,972
1,100	Biogen Idec, Inc.*	286,352
400	BioMarin Pharmaceutical, Inc.*	32,992
3,100	Celgene Corporation*	310,279
2,400	Gilead Sciences, Inc.	220,464
1,000	Intercept Pharmaceuticals, Inc.*	128,470
500	Ligand Pharmaceuticals, Inc.*	53,545
200	Regeneron Pharmaceuticals, Inc.*	72,088
900	Seattle Genetics, Inc.*	31,581
1,600	United Therapeutics Corporation*	178,288
2,300	Vertex Pharmaceuticals, Inc.*	182,827
		1,712,012
	Building Products — 0.3%
700	Fortune Brands Home & Security, Inc.	39,228
400	Lennox International, Inc.	54,076
6,800	Masco Corporation	213,860
		307,164
	Capital Markets — 1.6%
200	BlackRock, Inc.	68,114
9,800	The Charles Schwab Corporation	274,596
7,800	E*TRADE Financial Corporation*	191,022
1,200	Financial Engines, Inc.	37,716
1,400	Franklin Resources, Inc.	54,670
2,000	The Goldman Sachs Group, Inc.	313,960
5,400	Janus Capital Group, Inc.	79,002
1,400	Legg Mason, Inc.	48,552
1,500	Morgan Stanley	37,515
900	Northern Trust Corporation	58,653
1,100	Raymond James Financial, Inc.	52,371
1,300	SEI Investments Company	55,965
2,100	State Street Corporation	122,892
5,100	TD Ameritrade Holding Corporation	160,803
400	Virtus Investment Partners, Inc.	31,244
		1,587,075

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2016 (Unaudited)

Shares		Value
LONG-TERM INVESTMENTS — 89.6% (a) (Continued)
COMMON STOCKS — 88.2% (a) (Continued)
	Chemicals — 1.0%
400	Air Products & Chemicals, Inc.	$57,620
400	Airgas, Inc.	56,656
1,200	CF Industries Holdings, Inc.	37,608
1,000	The Dow Chemical Company	50,860
2,500	E.I. du Pont de Nemours and Company	158,300
600	Eastman Chemical Company	43,338
1,300	Ecolab, Inc.	144,976
900	H.B. Fuller Company	38,205
3,600	Huntsman Corporation	47,880
300	International Flavors & Fragrances, Inc.	34,131
1,000	Monsanto Company	87,740
400	Praxair, Inc.	45,780
1,200	The Scotts Miracle-Gro Company, Class A	87,324
1,200	W.R. Grace & Company*	85,416
		975,834
	Commercial Services & Supplies — 0.9%
3,100	Acco Brands Corporation*	27,838
4,200	Cintas Corporation	377,202
4,400	Republic Services, Inc.	209,660
500	Stericycle, Inc.*	63,095
2,800	Waste Connections, Inc.	180,852
900	Waste Management, Inc.	53,100
		911,747
	Communications Equipment — 1.1%
3,500	ADTRAN, Inc.	70,770
1,500	Ciena Corporation*	28,530
7,600	Cisco Systems, Inc.	216,372
1,800	F5 Networks, Inc.*	190,530
2,700	Motorola Solutions, Inc.	204,390
1,700	NETGEAR, Inc.*	68,629
1,400	Palo Alto Networks, Inc.*	228,396
1,100	ViaSat, Inc.*	80,828
		1,088,445
	Construction & Engineering — 0.2%
3,800	Fluor Corporation	204,060
900	Jacobs Engineering Group, Inc.*	39,195
		243,255
	Construction Materials — 0.1%
800	Vulcan Materials Company	84,456

	Consumer Finance — 0.4%
3,800	American Express Company	233,320
2,800	Discover Financial Services	142,576
		375,896
	Consumer Services – Diversified — 0.0%
1,100	Sotheby’s	29,403
1,500	Weight Watchers International, Inc.*	21,795
		51,198
	Containers & Packaging — 0.6%
4,400	Avery Dennison Corporation	317,284
5,400	International Paper Company	221,616
		538,900
	Distributors — 0.0%
500	Genuine Parts Company	49,680

	Electrical Equipment — 0.4%
1,000	Eaton Corporation plc	62,560
3,000	Emerson Electric Company	163,140
500	Rockwell Automation, Inc.	56,875
3,100	SolarCity Corporation*	76,198
		358,773
	Electronic Equipment,
	Instruments & Components — 0.7%
1,900	Amphenol Corporation, Class A	109,858
3,000	Coherent, Inc.*	275,700
1,600	Corning, Inc.	33,424
600	Fabrinet*	19,410
1,200	TE Connectivity, Ltd.	74,304
800	Tech Data Corporation*	61,416
3,000	VeriFone Systems, Inc.*	84,720
		658,832
	Energy Equipment & Services — 0.3%
1,200	Baker Hughes, Inc.	52,596
800	Cameron International Corporation*	53,640
200	Core Laboratories N.V.	22,482
1,500	FMC Technologies, Inc.*	41,040
1,400	National Oilwell Varco, Inc.	43,540
1,800	Patterson-UTI Energy, Inc.	31,716
700	Schlumberger, Ltd.	51,625
		296,639
	Financial Services – Diversified — 0.8%
2,500	Berkshire Hathaway, Inc., Class B*	354,700
800	CBOE Holdings, Inc.	52,264
500	Intercontinental Exchange, Inc.	117,570
1,400	Morningstar, Inc.	123,578
1,500	Nasdaq, Inc.	99,570
		747,682

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2016 (Unaudited)

Shares		Value
LONG-TERM INVESTMENTS — 89.6% (a) (Continued)
COMMON STOCKS — 88.2% (a) (Continued)
	Food & Staples Retailing — 4.2%
15,100	Costco Wholesale Corporation	$2,379,458
3,900	CVS Health Corporation	404,547
1,800	PriceSmart, Inc.	152,244
2,000	Sysco Corporation	93,460
3,200	United Natural Foods, Inc.*	128,960
5,700	Walgreens Boots Alliance, Inc.	480,168
5,000	Wal-Mart Stores, Inc.	342,450
3,000	Whole Foods Market, Inc.	93,330
		4,074,617
	Food Products — 1.5%
3,500	Campbell Soup Company	223,265
4,700	General Mills, Inc.	297,745
1,100	The Hershey Company	101,299
400	The J.M. Smucker Company	51,936
1,800	Kellogg Company	137,790
1,400	The Kraft Heinz Company	109,984
3,200	McCormick & Company, Inc.,
	Non Voting Shares	318,336
400	Mead Johnson Nutrition Company	33,988
900	Mondelez International, Inc., Class A	36,108
1,700	Tyson Foods, Inc., Class A	113,322
		1,423,773
	Gas Utilities — 0.1%
1,500	UGI Corporation	60,435

	Health Care Equipment & Supplies — 2.4%
12,200	Abbott Laboratories	510,326
2,400	Align Technology, Inc.*	174,456
1,200	Baxter International, Inc.	49,296
300	Becton, Dickinson and Company	45,546
600	C.R. Bard, Inc.	121,602
3,651	DENTSPLY SIRONA, Inc.	225,011
2,600	Edwards Lifesciences Corporation*	229,346
1,100	IDEXX Laboratories, Inc.*	86,152
800	Intuitive Surgical, Inc.*	480,840
1,100	Medtronic plc	82,500
1,700	St. Jude Medical, Inc.	93,500
1,800	Stryker Corporation	193,122
		2,291,697
	Health Care Providers & Services — 1.8%
800	Acadia Healthcare Company, Inc.*	44,088
1,300	Aetna, Inc.	146,055
1,600	AmerisourceBergen Corporation	138,480
800	Anthem, Inc.	11,192
1,000	Cardinal Health, Inc.	81,950
373	Centene Corporation*	22,978
700	Express Scripts Holding Company*	48,083
2,300	HCA Holdings, Inc.*	179,515
400	HealthSouth Corporation	15,052
400	Henry Schein, Inc.*	69,052
2,700	Humana, Inc.	493,965
700	Molina Healthcare, Inc.*	45,143
600	Quest Diagnostics, Inc.	42,870
1,000	UnitedHealth Group, Inc.	128,900
1,600	Universal Health Services, Inc., Class B	199,552
		1,766,875
	Health Care Technology — 0.2%
1,700	athenahealth, Inc.*	235,926

	Hotels, Restaurants & Leisure — 6.4%
1,200	Brinker International, Inc.	55,140
800	Buffalo Wild Wings, Inc.*	118,496
2,100	Carnival Corporation	110,817
2,400	The Cheesecake Factory, Inc.	127,416
700	Chipotle Mexican Grill, Inc.*	329,679
1,700	Choice Hotels International, Inc.	91,885
800	Cracker Barrel Old Country Store, Inc.	122,136
1,200	Darden Restaurants, Inc.	79,560
1,400	DineEquity, Inc.	130,802
10,400	Domino’s Pizza, Inc.	1,371,344
800	Dunkin’ Brands Group, Inc.	37,736
7,600	Hilton Worldwide Holdings, Inc.	171,152
3,700	Homeinns Hotel Group - ADR*	131,905
4,900	Hyatt Hotels Corporation, Class A*	242,501
2,400	InterContinental Hotels Group plc - ADR	99,048
1,800	Krispy Kreme Doughnuts, Inc.*	28,062
2,000	Marriott International, Inc., Class A	142,360
3,500	McDonald’s Corporation	439,880
3,400	MGM Resorts International*	72,896
600	Norwegian Cruise Line Holdings, Ltd.*	33,174
2,000	Panera Bread Company, Class A*	409,660
1,600	Papa John’s International, Inc.	86,704
19	Restaurant Brands International L.P.	739
2,000	Ruth’s Hospitality Group, Inc.	36,820
2,100	Shake Shack, Inc., Class A*	78,372
900	Sonic Corporation	31,644
20,200	Starbucks Corporation	1,205,940

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2016 (Unaudited)

Shares		Value
LONG-TERM INVESTMENTS — 89.6% (a) (Continued)
COMMON STOCKS — 88.2% (a) (Continued)
	Hotels, Restaurants
	& Leisure — 6.4% (Continued)
1,100	Starwood Hotels &
	Resorts Worldwide, Inc.	$91,773
800	Texas Roadhouse, Inc.	34,864
1,300	Wyndham Worldwide Corporation	99,359
2,000	Yum! Brands, Inc.	163,700
		6,175,564
	Household Durables — 0.9%
2,100	Harman International Industries, Inc.	186,984
800	Helen of Troy, Ltd.*	82,952
1,200	iRobot Corporation*	42,360
1,600	Leggett & Platt, Inc.	77,440
300	Mohawk Industries, Inc.*	57,270
2,400	Newell Brands, Inc.	106,296
2,700	Sony Corporation - SP-ADR	69,444
1,600	Tupperware Brands Corporation	92,768
900	Whirlpool Corporation	162,306
		877,820
	Household Products — 1.9%
1,000	Church & Dwight Company, Inc.	92,180
4,300	The Clorox Company	542,058
7,200	Colgate-Palmolive Company	508,680
1,200	Kimberly-Clark Corporation	161,412
6,200	The Procter & Gamble Company	510,322
300	WD-40 Company	32,403
		1,847,055
	Industrial Conglomerates — 0.5%
1,400	3M Company	233,282
6,700	General Electric Company	212,993
		446,275
	Insurance — 1.2%
700	Aflac, Inc.	44,198
2,500	The Allstate Corporation	168,425
5,200	American International Group, Inc.	281,060
500	Aon plc	52,225
3,200	China Life Insurance Company, Ltd. - ADR	39,328
200	Cincinnati Financial Corporation	13,072
300	Everest Re Group, Ltd.	59,229
600	Hanover Insurance Group, Inc.	54,132
1,000	The Hartford Financial Services Group, Inc.	46,080
1,800	MetLife, Inc.	79,092
600	Prudential Financial, Inc.	43,332
2,800	The Travelers Companies, Inc.	326,788
		1,206,961
	Internet & Catalog Retail — 6.5%
6,000	Amazon.com, Inc.*	3,561,840
2,400	Ctrip.com International, Ltd. - ADR*	106,224
2,205	Expedia, Inc.	237,743
1,000	HSN, Inc.	52,310
11,800	Netflix, Inc.*	1,206,314
700	The Priceline Group, Inc.*	902,272
3,600	TripAdvisor, Inc.*	239,400
		6,306,103
	Internet Software & Services — 9.6%
300	Akamai Technologies, Inc.*	16,671
5,900	Alibaba Group Holding, Ltd. - SP-ADR*	466,277
1,700	Alphabet, Inc., Class A*	1,296,930
5,750	Alphabet, Inc., Class C*	4,283,462
3,100	Baidu, Inc. - SP-ADR*	591,728
4,400	eBay, Inc.*	104,984
9,500	Facebook, Inc., Class A*	1,083,950
1,900	LinkedIn Corporation, Class A*	217,265
1,500	NetEase, Inc. - ADR	215,370
800	SINA Corporation*	37,896
800	Sohu.com, Inc.*	39,632
2,600	Twitter, Inc.*	43,030
900	VeriSign, Inc.*	79,686
2,200	WebMD Health Corporation*	137,786
10,000	Yahoo!, Inc.*	368,100
11,500	Zillow Group, Inc., Class C*	272,895
		9,255,662
	IT Services — 3.2%
900	Accenture plc, Class A	103,860
1,300	Alliance Data Systems Corporation*	286,000
1,000	Automatic Data Processing, Inc.	89,710
800	Cognizant Technology Solutions
	Corporation, Class A*	50,160
2,400	Computer Sciences Corporation	82,536
900	DST Systems, Inc.	101,493
600	Euronet Worldwide, Inc.*	44,466
1,200	Fiserv, Inc.*	123,096
1,000	FleetCor Technologies, Inc.*	148,750
1,200	Gartner, Inc.*	107,220
1,600	Genpact, Ltd.*	43,504
3,600	International Business
	Machines Corporation	545,220

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2016 (Unaudited)

Shares		Value
LONG-TERM INVESTMENTS — 89.6% (a) (Continued)
COMMON STOCKS — 88.2% (a) (Continued)
	IT Services — 3.2% (Continued)
1,400	Jack Henry & Associates, Inc.	$118,398
3,600	MasterCard, Inc., Class A	340,200
3,400	Paychex, Inc.	183,634
3,300	Square, Inc., Class A*	50,424
800	Total System Services, Inc.	38,064
8,400	Visa, Inc., Class A	642,432
		3,099,167
	Leisure Products — 0.1%
200	Hasbro, Inc.	16,020
400	Polaris Industries, Inc.	39,392
		55,412
	Life Sciences Tools & Services — 0.6%
900	Agilent Technologies, Inc.	35,865
3,900	Bruker Corporation	109,200
1,800	Illumina, Inc.*	291,798
400	Thermo Fisher Scientific, Inc.	56,636
500	Waters Corporation*	65,960
		559,459
	Machinery — 1.3%
4,100	Caterpillar, Inc.	313,814
1,500	Cummins, Inc.	164,910
2,900	Deere & Company	223,271
1,200	Donaldson Company, Inc.	38,292
3,100	Joy Global, Inc.	49,817
700	Snap-On, Inc.	109,893
3,100	The Toro Company	266,972
700	Wabtec Corporation	55,503
		1,222,472
	Media — 3.0%
3,300	CBS Corporation, Class B Non-Voting	181,797
1,200	Charter Communications, Inc., Class A*	242,916
3,600	Comcast Corporation, Class A	219,888
2,200	Discovery Communications, Inc., Class A*	62,986
2,700	DISH Network Corporation, Class A*	124,902
1,600	Grupo Televisa S.A.B. - SP-ADR	43,936
600	IMAX Corporation*	18,654
4,700	Liberty Global plc, Class A*	180,950
600	Omnicom Group, Inc.	49,938
1,900	Time Warner Cable, Inc.	388,778
1,700	Time Warner, Inc.	123,335
4,000	Viacom, Inc., Class B	165,120
11,100	The Walt Disney Company	1,102,341
		2,905,541
	Metals & Mining — 0.9%
23,100	ArcelorMittal S.A.	105,798
9,000	Barrick Gold Corporation	122,220
7,800	Freeport-McMoRan, Inc.	80,652
4,200	Newmont Mining Corporation	111,636
2,700	Nucor Corporation	127,710
6,600	Pan American Silver Corporation	71,742
2,700	Randgold Resources, Ltd. - ADR	245,187
3,200	United States Steel Corporation	51,360
		916,305
	Multiline Retail — 1.7%
1,200	Dillard’s, Inc., Class A	101,892
3,100	Dollar General Corporation	265,360
4,400	Dollar Tree, Inc.*	362,824
6,700	J.C. Penney Company, Inc.*	74,102
8,000	Macy’s, Inc.	352,720
7,400	Nordstrom, Inc.	423,354
600	Target Corporation	49,368
		1,629,620
	Multi-Utilities — 0.1%
900	WEC Energy Group, Inc.	54,063

	Oil, Gas & Consumable Fuels — 0.4%
2,200	Apache Corporation	107,382
1,300	Devon Energy Corporation	35,672
400	EQT Corporation	26,904
900	Hess Corporation	47,385
600	Marathon Petroleum Corporation	22,308
700	Pioneer Natural Resources Company	98,518
2,500	Southwestern Energy Company*	20,175
400	Valero Energy Corporation	25,656
		384,000
	Personal Products — 0.2%
300	Nu Skin Enterprises, Inc., Class A	11,475
3,200	Unilever N.V.	142,976
		154,451
	Pharmaceuticals — 2.8%
5,800	Bristol-Myers Squibb Company	370,504
2,100	Eli Lilly and Company	151,221
400	Jazz Pharmaceuticals plc*	52,220
11,100	Johnson & Johnson	1,201,020
7,000	Merck & Company, Inc.	370,370
12,800	Pfizer, Inc.	379,392
1,200	Shire plc - ADR	206,280
		2,731,007

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2016 (Unaudited)

Shares		Value
LONG-TERM INVESTMENTS — 89.6% (a) (Continued)
COMMON STOCKS — 88.2% (a) (Continued)
	Professional Services — 0.6%
400	The Dun & Bradstreet Corporation	$41,232
1,300	Equifax, Inc.	148,577
1,600	IHS, Inc., Class A*	198,656
2,100	Robert Half International, Inc.	97,818
1,100	Verisk Analytics, Inc., Class A*	87,912
		574,195
	Road & Rail — 0.6%
1,200	Avis Budget Group, Inc.*	32,832
600	Canadian National Railway Company	37,476
400	Canadian Pacific Railway, Ltd.	53,076
400	J.B. Hunt Transportation Services, Inc.	33,696
700	Kansas City Southern	59,815
1,400	Landstar System, Inc.	90,454
1,200	Ryder System, Inc.	77,736
1,800	Swift Transportation Company*	33,534
2,300	Union Pacific Corporation	182,965
		601,584
	Semiconductors &
	Semiconductor Equipment — 2.0%
800	Analog Devices, Inc.	47,352
3,200	Applied Materials, Inc.	67,776
600	ARM Holdings plc - SP-ADR	26,214
2,300	Broadcom, Ltd.	355,350
1,100	First Solar, Inc.*	75,317
400	Himax Technologies, Inc. - ADR	4,496
4,000	Integrated Device Technology, Inc.*	81,760
6,400	Intel Corporation	207,040
1,700	KLA-Tencor Corporation	123,777
2,400	Lam Research Corporation	198,240
800	Mellanox Technologies, Ltd.*	43,464
4,600	NVIDIA Corporation	163,898
2,100	QUALCOMM, Inc.	107,394
900	Skyworks Solutions, Inc.	70,110
1,500	Synaptics, Inc.*	119,610
1,500	Teradyne, Inc.	32,385
3,400	Texas Instruments, Inc.	195,228
		1,919,411
	Software — 3.3%
4,200	Adobe Systems, Inc.*	393,960
600	ANSYS, Inc.*	53,676
3,300	Autodesk, Inc.*	192,423
1,600	Cadence Design Systems, Inc.*	37,728
2,300	Check Point Software Technologies, Ltd.*	201,181
2,300	Citrix Systems, Inc.*	180,734
1,300	CyberArk Software, Ltd.*	55,419
800	Electronic Arts, Inc.*	52,888
300	FactSet Research Systems, Inc.	45,459
1,900	Fortinet, Inc.*	58,197
1,000	Intuit, Inc.	104,010
6,900	Microsoft Corporation	381,087
300	MicroStrategy, Inc., Class A*	53,916
2,500	Oracle Corporation	102,275
2,300	Qlik Technologies, Inc.*	66,516
1,900	Red Hat, Inc.*	141,569
2,600	Salesforce.com, Inc.*	191,958
500	SAP SE - SP-ADR	40,210
3,900	Splunk, Inc.*	190,827
900	Synopsys, Inc.*	43,596
1,700	Tableau Software, Inc., Class A*	77,979
1,400	Take-Two Interactive Software, Inc.*	52,738
1,000	The Ultimate Software Group, Inc.*	193,500
3,000	VMware, Inc., Class A*	156,930
1,100	Workday, Inc., Class A*	84,524
		3,153,300
	Specialty Retail — 4.6%
4,200	Ascena Retail Group, Inc.*	46,452
2,500	AutoNation, Inc.*	116,700
1,100	AutoZone, Inc.*	876,359
2,400	Barnes & Noble, Inc.	29,664
3,700	Bed Bath & Beyond, Inc.*	183,668
3,800	Best Buy Company, Inc.	123,272
1,000	CarMax, Inc.*	51,100
3,300	The Children’s Place, Inc.	275,451
1,000	Dick’s Sporting Goods, Inc.	46,750
1,900	DSW, Inc., Class A	52,516
3,300	Express, Inc.*	70,653
1,200	Foot Locker, Inc.	77,400
3,400	The Home Depot, Inc.	453,662
1,900	L Brands, Inc.	166,839
9,500	Lowe’s Companies, Inc.	719,625
2,600	Pier 1 Imports, Inc.	18,226
1,800	Rent-A-Center, Inc.	28,530
3,700	Restoration Hardware Holdings, Inc.*	155,030
2,700	Ross Stores, Inc.	156,330
800	Signet Jewelers, Ltd.	99,224
2,000	Tiffany & Company	146,760
2,800	The TJX Companies, Inc.	219,380

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2016 (Unaudited)

Shares		Value
LONG-TERM INVESTMENTS — 89.6% (a) (Continued)
COMMON STOCKS — 88.2% (a) (Continued)
	Specialty Retail — 4.6% (Continued)
900	Tractor Supply Company	$81,414
6,000	Urban Outfitters, Inc.*	198,540
800	Williams-Sonoma, Inc.	43,792
		4,437,337
	Technology Hardware,
	Storage & Peripherals — 2.2%
4,300	3D Systems Corporation*	66,521
15,600	Apple, Inc.	1,700,244
8,800	Hewlett Packard Enterprise Company	156,024
9,900	HP, Inc.	121,968
2,100	NetApp, Inc.	57,309
500	SanDisk Corporation	38,040
1,400	Stratasys, Ltd.*	36,288
		2,176,394
	Telecommunication
	Services – Diversified — 1.1%
200	8x8, Inc.*	2,012
11,300	AT&T Inc.	442,621
900	Level 3 Communications, Inc.*	47,565
400	SBA Communications Corporation, Class A*	40,068
9,500	Verizon Communications, Inc.	513,760
		1,046,026
	Textiles, Apparel & Luxury Goods — 1.6%
2,900	Deckers Outdoor Corporation*	173,739
2,700	Hanesbrands, Inc.	76,518
1,500	lululemon athletica, Inc.*	101,565
800	Michael Kors Holdings, Ltd.*	45,568
12,000	NIKE, Inc., Class B	737,640
800	PVH Corporation	79,248
800	Ralph Lauren Corporation	77,008
2,000	Skechers U.S.A., Inc., Class A*	60,900
1,400	Under Armour, Inc., Class A*	118,762
1,200	VF Corporation	77,712
		1,548,660
	Trading Companies & Distributors — 0.3%
3,700	Fastenal Company	181,300
700	United Rentals, Inc.*	43,533
300	W.W. Grainger, Inc.	70,029
		294,862
	Water Utilities — 0.1%
900	American Water Works Company, Inc.	62,037
1,200	California Water Service Group	32,064
		94,101
	Wireless Telecommunication Services — 0.4%
1,200	China Mobile, Ltd. - SP-ADR	66,540
900	T-Mobile US, Inc.*	34,470
8,100	Vodafone Group plc - SP-ADR	259,605
		360,615
	TOTAL COMMON STOCKS
	(cost $71,980,195)	85,270,474

REITs — 1.4% (a)
	Real Estate Investment Trusts — 1.4%
1,000	Digital Realty Trust, Inc.	88,490
900	Equinix, Inc.	297,639
1,000	Extra Space Storage, Inc.	93,460
800	HCP, Inc.	26,064
800	Public Storage	220,664
1,000	Simon Property Group, Inc.	207,690
1,600	Sovran Self Storage, Inc.	188,720
600	Ventas, Inc.	37,776
6,400	Weyerhaeuser Company	198,272
	TOTAL REITs
	(cost $1,288,075)	1,358,775
	TOTAL INVESTMENTS — 89.6%
	(cost $73,268,270)	86,629,249
	Cash and receivables,
	less liabilities — 10.4% (a)	10,019,636
	TOTAL NET ASSETS — 100.0%	$96,648,885

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
ADR – Unsponsored American Depositary Receipt
L.P.  – Limited Partnership
N.V. – Dutch Public Limited Liability Company
plc – Public Limited Company
S.A. – Societe Anonyme
S.A.B. – Sociedad Anonima Bursetil
S.A.B. de C.V. – Sociedad Anonima Bursetil de Capital Variable
SP-ADR – Sponsored American Depositary Receipt

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI & S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC. For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
STATEMENT OF OPERATIONS
For the Six Months Ended March 31, 2016 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $660)	$488,014
Total investment income	488,014
EXPENSES:
Management fees	539,853
Distribution fees	78,284
Transfer agent fees	60,904
Administrative fees	56,095
Custodian fees	51,872
Shareholder Servicing fees	44,493
Insurance expense	35,373
Accounting fees	28,076
Professional fees	26,086
Board of Directors fees	14,000
Registration fees	13,280
Printing and postage expense	12,763
Other expenses	18,667
Total expenses	979,746
NET INVESTMENT LOSS	(491,732)
NET REALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	6,273,559
NET CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(6,886,270)
NET LOSS ON INVESTMENTS	(612,711)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,104,443)

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended March 31, 2016 (Unaudited) and For the Year Ended September 30, 2015

	2016	2015
OPERATIONS:
Net investment loss	$(491,732)	$(1,055,601)
Net realized gain on investments and foreign currency transactions	6,273,559	18,435,337
Net change in unrealized depreciation on investments and foreign currency transactions	(6,886,270)	(17,280,439)
Net increase (decrease) in net assets resulting from operations	(1,104,443)	99,297
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net capital gains ($3.63788 per share and $18.93395 per share, respectively)	(6,849,459)	(37,422,133)
FUND SHARE ACTIVITIES:
Proceeds from shares issued (60,922 and 198,094 shares, respectively)	3,353,007	12,710,461
Net asset value of shares issued in distributions reinvested (114,964 and 592,591 shares, respectively)	6,523,065	34,891,785
Cost of shares redeemed (353,955 and 926,935 shares, respectively)	(19,612,935)	(58,870,185)
Net decrease in net assets derived from Fund share activities	(9,736,863)	(11,267,939)
TOTAL DECREASE IN NET ASSETS	(17,690,765)	(48,590,775)
NET ASSETS AT THE BEGINNING OF THE PERIOD	114,339,650	162,930,425
NET ASSETS AT THE END OF THE PERIOD (Includes accumulated net
investment loss of $(1,311,769) and $(820,037), respectively)	$96,648,885	$114,339,650

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

	(Unaudited)
	For the Six
	Months Ended		Years Ended September 30,
	March 31, 2016		2015	2014	2013	2012	2011
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$56.84		$75.86	$71.45	$58.97	$46.50	$48.29
Income from investment operations:
Net investment loss(1)	(0.25)		(0.49)	(0.49)	(0.14)	(0.19)	(0.27)
Net realized and unrealized gains (losses) on investments	(0.23)		0.40	8.28	13.25	12.66	(1.52)
Total from investment operations	(0.48)		(0.09)	7.79	13.11	12.47	(1.79)
Less distributions:
Distributions from net capital gains	(3.64)		(18.93)	(3.38)	(0.63)	—	—
Total from distributions	(3.64)		(18.93)	(3.38)	(0.63)	—	—
Net asset value, end of period	$52.72		$56.84	$75.86	$71.45	$58.97	$46.50
TOTAL RETURN	(1.28	%)(2)	(1.00%)	11.01%	22.50%	26.82%	(3.71%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$96,649		$114,340	$162,930	$205,879	$186,073	$199,183
Ratio of expenses to average net assets	1.81	%(3)	1.71%	1.59%	1.58%	1.53%	1.55%
Ratio of net investment loss to average net assets	(0.91	%)(3)	(0.77%)	(0.65%)	(0.21%)	(0.34%)	(0.49%)
Portfolio turnover rate	225	%(2)	272%	102%	133%	99%	55%

(1)	Amount calculated based on average shares outstanding throughout the period.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2016 (Unaudited)

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the Reynolds Funds, Inc. (the “Company”), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended. This Company consists of one fund: the Reynolds Blue Chip Growth Fund (the “Fund”). The Company was incorporated under the laws of Maryland on April 28, 1988.

The investment objective of the Fund is to produce long-term growth of capital by investing in a diversified portfolio of common stocks issued by well-established growth companies commonly referred to as “blue chip” companies, as defined in the prospectus.

The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all pricing procedures followed by the Fund.

(a)  Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”), or if no sale is reported, the latest bid price. Securities which are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less may be valued on an amortized cost basis to the extent it is equivalent to fair value, which involves valuing an instrument at its cost and thereafter assuming

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument. Amortized cost will not be used if its use would be inappropriate due to credit or other impairments of the issuer. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.

Under accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1—	Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2—	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3—	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of March 31, 2016, based on the inputs used to value them:

Valuation Inputs	Investments in Securities
Level 1—Common Stock	$85,270,474
REITs	1,358,775
Total Level 1	86,629,249
Level 2—None	—
Level 3—None	—
Total	$86,629,249	*

*	Please refer to the Schedule of Investments to view common stocks and REITS segregated by industry type.

It is the Fund’s policy to recognize transfers between levels at the end of the reporting period. For the six months ended March 31, 2016, there were no transfers between levels. The Fund did not invest in any Level 3 securities during the period.

(b) Investment transactions are accounted for on a trade date basis for financial reporting purposes. Net realized gains and losses on sales of securities are computed on the highest amortized cost basis.

(c) The Fund records dividend income on the ex-dividend date and interest income on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

(d) GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2015, the following table shows the reclassifications made:

Accumulated Net	Accumulated Undistributed Net
Investment Loss	Realized Gain on Investments	Capital Stock
$235,642	$(8,833,248)	$8,597,606

(e) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)  No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(g) The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements as of and for the year ended September 30, 2015. Open tax years are those that are open for exam by taxing authorities and, as of March 31, 2016, open Federal tax years include the tax years ended September 30, 2012 through 2015. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations. During the six months ended March 31, 2016, the Fund did not incur any interest or penalties. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months.

(h) The Fund’s cash is held in accounts with balances which may exceed the amount of related federal insurance. The Fund has not experienced any loss in such accounts and believes it is not exposed to significant credit risk.

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has a management agreement with Reynolds Capital Management, LLC (“RCM”), to serve as investment adviser and manager. The sole owner of RCM is Mr. Frederick L. Reynolds. Mr. Reynolds is also an officer and interested director of the Fund. Under the terms of the agreement, the Fund will pay RCM a monthly management fee at the annual rate of 1.00% of the daily net assets.

The agreement further stipulates that RCM will reimburse the Fund for all expenses exceeding 2.00% of its daily average net assets (excluding interest, taxes, brokerage commissions and extraordinary items). The Fund is not obligated to reimburse RCM for any expenses reimbursed in previous fiscal years. No such reimbursements were required for the six months ended March 31, 2016.

The Fund has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year, and may be less than the maximum amount allowed by the Plan.

Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016 (Unaudited)

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties — (Continued)

that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

(3)	Distributions to Shareholders —

Net investment income and net realized gains, if any, for the Fund are distributed to shareholders at least annually and are recorded on the ex-dividend date.

(4)	Investment Transactions —

For the six months ended March 31, 2016, purchases and proceeds of sales of investment securities (excluding short-term securities) were $204,633,497 and $212,778,817, respectively.  There were no purchases or sales of U.S. Government securities.

(5)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of September 30, 2015:

Tax cost of investments	$78,723,443
Gross tax unrealized appreciation	$22,008,762
Gross tax unrealized depreciation	(5,256,469)
Net unrealized appreciation	$16,752,293
Distributable ordinary income	$—
Distributable long term capital gains	6,849,445
Total distributable earnings	$6,849,445
Other accumulated losses	$(820,037)
Total accumulated gain	$22,781,701

The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the six months ended March 31, 2016 and the year ended September 30, 2015:

Six Months Ended March 31, 2016		Year Ended September 30, 2015
Ordinary Income	Long-Term Capital	Ordinary Income	Long-Term Capital
Distributions	Gains Distributions	Distributions	Gains Distributions
$—	$6,849,459	$2,431,799	$34,990,334

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2015.

As of September 30, 2015, the Fund did not have a post-October capital loss or a capital loss carryforward. The Fund had a late year ordinary loss of $820,037.

Reynolds Blue Chip Growth Fund
ADVISORY AGREEMENT
(Unaudited)

On December 2, 2016, the Board of Directors of Reynolds Funds, Inc. (the “Directors”) approved the continuation of the investment advisory agreement for the Reynolds Fund Blue Chip Growth Fund (the “Fund”) with the investment adviser, Reynolds Capital Management, LLC (the “Adviser”).  As part of the process of approving the continuation of the advisory agreement, the Directors reviewed the fiduciary duties of the Directors with respect to approving the advisory agreement and the relevant factors for the Directors to consider, and the members of the Board of Directors who are not deemed “interested persons” (as that term is defined by the Investment Company Act of 1940) of the Fund (the “Independent Directors”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Adviser sent detailed information to the Directors to assist them in their evaluation of the investment advisory agreement.  This information included, but was not limited to, a memorandum from Fund counsel that summarized the legal standards applicable to the Directors’ consideration of the advisory agreement; comparative information relating to the Fund’s management fees and other expenses of the Fund; information regarding fees paid and other payments; information on the Adviser’s profitability; information about brokerage commissions; comparative information relating to the Fund’s performance; information about sales and redemptions of the Fund; information about the Fund’s compliance program; and other information the Directors believed was useful in evaluating the approval of the advisory agreement.

All of the factors discussed by the Directors were considered as a whole, and were considered separately by the Independent Directors meeting in executive session.  The factors were viewed in their totality by the Directors, with no single factor being the principal or determinative factor in the Directors’ determination of whether to approve the continuation of the investment advisory agreement.  The Directors recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Directors and the Adviser, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Directors’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the investment advisory agreement, the Directors and the Independent Directors in executive session considered, among other items:

•	The nature and quality of the investment advisory services provided by the Adviser.
•	A comparison of the fees and expenses of the Fund to other similar funds.
•	A comparison of the fee structures of other accounts managed by the Adviser.
•	Whether economies of scale are recognized by the Fund.
•	The costs and profitability of the Fund to the Adviser.
•	The performance of the Fund.
•	The other benefits to the Adviser from serving as investment adviser to the Fund (in addition to the advisory fee).

The material considerations and determinations of the Board of Directors, including all of the Independent Directors, are as follows:

Nature and Quality of Investment Advisory Services

The Directors noted that the Adviser supervises the investment portfolio of the Fund, directing the day-to-day management of the Fund’s portfolio, including the purchase and sale of investment securities, and they discussed with management the nature of the investment process employed by the Adviser and the resources required to implement the process.  Management stated that in employing its strategy, the Adviser conducts research on target companies and engages in ongoing oversight over the portfolio to address developments in the market.  The Directors then discussed staffing at the Adviser, and concluded that the Adviser is sufficiently staffed to meet the investment objectives of the Fund.

Reynolds Blue Chip Growth Fund
ADVISORY AGREEMENT (Continued)
(Unaudited)

The Directors also considered the background and experience of Mr. Reynolds and the expertise of, and the amount of attention given to the Fund by, Mr. Reynolds.  In addition, the Directors considered the quality of the material service providers to the Fund, who provide administrative and distribution services on behalf of the Fund and are overseen by the Adviser, and the overall reputation and capabilities of the Adviser.  Based on this review, the Directors believe that the Adviser provides high quality services to the Fund, and they noted that their overall confidence in the Adviser is high.  The Directors also concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser, and that the nature and extent of the services provided by the Adviser are appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

Comparative Fees and Expenses

The Directors then discussed with management the variables, in addition to the management fees, such as administrative and transaction fees, that impact costs to the shareholders of the Fund.  Management reviewed with the Directors the comparison of the Fund’s expense ratios to other similar funds.  As part of the discussion with management, the Directors ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting.  The Directors concluded that the Fund’s fee structure is comparable to the Morningstar categories, and is reasonable.

Comparison of Fee Structures of Other Accounts

The Directors then inquired of management regarding the distinction between the services performed by the Adviser for institutional separate accounts and those performed by the Adviser for the Fund.  The Adviser noted that the management of the Fund involves more comprehensive and substantive duties than the management of institutional separate accounts.  Specifically, the Adviser noted the following:

•	The Adviser provides tailored investment advisory services to the Fund in order to accommodate the cash flow volatility presented by the purchases and redemptions of shareholders.
•
With regard to the Fund, the Adviser attempts to serve the needs of thousands of accounts, ranging from direct accounts holding a few thousand dollars to the large omnibus accounts of intermediaries who in turn service thousands of large and small accounts.

•	The Adviser maintains a shareholder communication effort for the Fund to reach shareholders through direct contact, through intermediaries, or via the financial press.
•	The Adviser coordinates with the Fund’s Chief Compliance Officer and other service providers to insure compliance with regulatory regimens imposed by Federal law and the Internal Revenue Code.

The Directors concluded that the services performed by the Adviser for the Fund require a higher level of service and oversight than the services performed by the Adviser for institutional separate accounts.  Based on this determination, the Directors believe that the differential in advisory fees between the Fund and the institutional separate accounts is reasonable, and concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients is reasonable.

In addition to the above, the Directors discussed with management the fact that increasingly investors in the Fund invest through brokerage platforms (intermediaries), with fewer investors going directly to the Fund’s transfer agent.  The Directors noted that in connection with the intermediaries, the Adviser pays a portion of the fees paid for the Fund for services performed by the intermediaries.  As result, the cost of obtaining, retaining and servicing shareholders for the Fund is significantly higher than the costs for separately managed accounts.  The Directors concluded that the payment of the intermediary service fees by the Adviser further justifies the differential in advisory fees between the Fund and the institutional separate accounts.

Reynolds Blue Chip Growth Fund
ADVISORY AGREEMENT (Continued)
(Unaudited)

Economies of Scale

The Directors then discussed with management whether economies of scale are recognized by the Fund  They noted that as Fund assets grow, certain fixed costs are spread over the larger asset base, which may lead to some economies of scale.  On the other hand, the Directors noted that many of the Fund’s expenses are subject to diseconomies of scale.  For example, the intermediary service fees generally increase as the Fund’s assets grow.

The Directors concluded that given the size of the Fund, economies of scale are not being recognized, and investment advisory fee breakpoints were not warranted at this time.

Costs and Profitability

The Directors discussed the Adviser’s profitability, as presented by Mr. Reynolds, and the impact of the intermediary service fees on the profitability.  They also considered the resources and revenues that the Adviser has put into managing and distributing the Fund, and concluded that the level of profitability realized by the Adviser from its provision of services to the Fund is reasonable.

Performance

Mr. Reynolds discussed the performance of the Fund for different time periods compared to various benchmark indices.  The Directors noted that at each quarterly meeting, the Directors review reports comparing the investment performance of the Fund to various indices.  Based on the information provided at this meeting and the information and quarterly discussions regarding the Fund’s investment performance, the Directors believe that the Adviser manages the Fund in a manner that is materially consistent with its stated investment objective and style.  The Directors concluded that the Fund’s investment performance has generally been good and that they have confidence in the management of the Fund.

Fall-Out Benefits

The Directors then considered other benefits to the Adviser from serving as the investment adviser to the Fund (in addition to the advisory fee).  The Directors noted that the Adviser may derive ancillary benefits from its association with the Fund in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Fund.  The Directors determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process.  The Directors concluded that the other benefits realized by the Adviser from its relationship with the Fund were reasonable.

After reviewing the materials provided at the meeting, management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Adviser, the performance of the Fund, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Directors, including all of the Independent Directors, approved the continuation of the investment advisory agreement.

Reynolds Blue Chip Growth Fund
QUALIFIED DIVIDEND INCOME/DIVIDEND RECEIVED DEDUCTION
(Unaudited)

The Fund designated 71% of dividends declared and paid during the year ended September 30, 2015 from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

Corporate shareholders may be eligible for a dividend received deduction for certain ordinary income distributions paid by the Fund.  The Fund designated 64% of dividends declared and paid during the year ended September 30, 2015 from net investment income as qualifying for the dividends received deduction.  The deduction is a pass through of dividends paid by domestic corporations (i.e. only equities) subject to taxation.

HOUSEHOLDING
(Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-773-9665 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

AVAILABILITY OF PROXY VOTING INFORMATION/QUARTERLY PORTFOLIO SCHEDULE
(Unaudited)

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 773-9665 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.reynoldsfunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the Commission’s website.  The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

REYNOLDS BLUE CHIP GROWTH FUND
c/o U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
www.reynoldsfunds.com

Board of Directors
THOMAS F. GILBERTSON
FREDERICK L. REYNOLDS
ROBERT E. STAUDER

Investment Adviser
REYNOLDS CAPITAL MANAGEMENT, LLC
3565 South Las Vegas Boulevard, #403
Las Vegas, Nevada 89109

Transfer Agent,
Dividend Disbursing Agent,
Administrator and Accountant
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-773-9665
or 1-800-7REYNOLDS

Custodian
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm
COHEN FUND AUDIT SERVICES, LTD.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Distributor
RAFFERTY CAPITAL MARKETS, LLC
1010 Franklin Avenue
Garden City, New York 11530

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable to open-end investment companies.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Reynolds Funds, Inc.

By (Signature and Title)*                   /s/Frederick L. Reynolds
Frederick L. Reynolds, President and Treasurer

Date     June 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/Frederick L. Reynolds
Frederick L. Reynolds, President and Treasurer

Date     June 2, 2016

* Print the name and title of each signing officer under his or her signature.